Exhibit 10.2

                        SCOTTSDALE EXECUTIVE OFFICE PARK
                              OFFICE BUILDING LEASE

     THIS LEASE is made and entered into as of this 29th day of January, 2004, by and between GAINEY RANCH FINANCIAL LIMITED PARTNERSHIP, L.L.P., a Delaware limited liability partnership ("Landlord"), and AEGIS ASSESSMENTS, INC., a Delaware corporation ("Tenant").

     In consideration of the rents and covenants hereinafter set forth, Landlord hereby leases to Tenant and Tenant hereby rents from Landlord the following described Premises, upon the following terms and conditions:

1. FUNDAMENTAL LEASE PROVISIONS

   1.1.  Premises:  Suite: D-353 (the "Premises") Floor: Third
                    Project: Scottsdale Executive Office Park
                    Building Address: 7975 N. Hayden Road
                    City Scottsdale County:
                    Maricopa
                    State: Arizona
                    The Premises is identified on that certain space plan dated January 24, 2004, prepared by Cox James, which is attached hereto as Exhibit A and incorporated herein. The "Building" in which the premises is located, together with its Common Areas (as defined in Article 28) and the Parking Areas shown on Exhibit B attached hereto, are sometimes hereinafter collectively referred to as the "Project."

   1.2. Floor Area: Rentable Area: approximately 2,647 square feet.

                    Tenant agrees to accept the Premises as herein described, recognizing that the square feet calculation is an approximation. The Parties hereto agree that the Premises for all purposes herein shall be deemed to be as set forth in this Article 1.2.

   1.3.  Term:      Thirty-nine (39) months
                    Commencement Date: March 1, 2004
                    Termination Date: May 30, 2007
                    The term of this Lease shall  commence  on the  Commencement
                    Date and end on the Termination Date (the "Term") unless the same shall be sooner terminated as hereinafter provided.

   1.4.  Option to
         Extend:    One (1) additional three (3) year period. (Article 45)


   1.5. Annual
        Basic Rent: Payable  in  advance,  on  the  first  day  of  each  month, according to the following schedule:

                    Lease               Annual Basic            Monthly
                    Months              Rent                    Payment
                    ---------------------------------------------------
                        1               $0                      $0
                        2 - 6           $59,557.56              $4,963.13
                        7               $0                      $0
                        8 - 12          $59,557.56              $4,963.13
                        13 - 18         $61,357.44              $5,113.12
                        19              $0                      $0
                        20 - 24         $61, 357.44             $5,113.12
                        25 - 39         $63,210.36              $5,267.53
                        (Article 3)

   1.6.  Expenses:  Tenant  shall pay  Tenant's  Pro Rata Share of all  Expenses that exceed Landlord's Base Cost together with other items of Expense as set forth in Article 4. Tenant's Pro Rata Share is .98%. The Base Cost shall be equal to all real property taxes and Operating Expenses for the calendar year 2004 ("Base Cost"). (Article 4)

   1.7.  After-Hours
         Charges: After-Hours HVAC Charges payable by Tenant shall be subject to change during the Term of the Lease, but are initially set at $6.00 per hour

   1.8.  Prepaid
         Rent: $5,057.43, which amount includes applicable rental tax thereon at 1.9%, representing the second Lease month's rent.

   1.9.  Security
         Deposit: $5,365.58, which amount includes applicable rental tax thereon at 1.9%.


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

                        SCOTTSDALE EXECUTIVE OFFICE PARK
                              OFFICE BUILDING LEASE

   1.10. Landlord's
         Address For      11811 N. Tatum Blvd., Suite P-118
         Notices:         Phoenix, Arizona 85028


   1.11. Tenant's
         Address For
         Notices:         To the Premises.


   1.12. Broker:          Landlord's Broker: CB Richard Ellis
                          Tenant's Broker: Cal Pacific Properties
                          (Section 8)


   1.13. Guarantee:       None.

   1.14. Parking:         Four (4) covered reserved parking spaces at $35.00 per
                          month each.

   1.15. Permitted
         Uses:            General Office Purposes and no other.

   1.16. Tenant
         Improvement
         Allowance: On or before  March 1,  2004,  Landlord  will  complete  the
                    Tenant Improvements per that certain mutually acceptable space plan dated January 24, 2004, prepared by Cox James and attached hereto as Exhibit A, using building standard materials, engineers, contractors and architects, according to Exhibit C, attached hereto and incorporated herein.


   1.17. Exhibits:  Attached  hereto and  incorporated  herein are the following
                    Exhibits:
                    Exhibit A         Space Plan Dated January 24, 2004
                    Exhibit B         Site Plan of Building, Parking Area and
                                      Common Areas
                    Exhibit C         Tenant Improvements
                    Exhibit D         Intentionally omitted
                    Exhibit E         Shared Telecommunications Agreement
                    Exhibit F         Health Club
                    Exhibit G         Intentionally omitted
                    Exhibit H         Standards For Utilities And Services
                    Exhibit I         Rules and Regulations

     The foregoing Fundamental Lease Provisions are an integral part of this Lease, and each reference in the body of the Lease to any of the Fundamental Lease Provisions shall be construed to incorporate all of the terms set forth above with respect to such Provisions. '

2.   POSSESSION

     In the event of the inability of Landlord to deliver possession of the Premises to Tenant on the Commencement Date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in such event the Term shall not commence until such time as Landlord tenders delivery of possession of the Premises to Tenant with Landlord's work therein, if any, substantially completed. Should Landlord tender possession of the Premises to Tenant prior to the Commencement Date and Tenant elects to accept such prior tender, the Term shall thereupon commence and such prior occupancy shall be subject to all of the terms of this Lease, including the payment of rent and other expenses.

3.   ANNUAL BASIC RENT

     a. Upon commencement of the Term, Tenant agrees to pay the Annual Basic Rent to Landlord in equal monthly installments, as set forth in Article 1 above. In the event the Term commences or ends on a day other than the first or last day of a calendar month respectively, then the Annual Basic Rent for such periods shall be prorated. In addition to said Annual Basic Rent, Tenant agrees to pay (i) on a monthly basis all governmental taxes or impositions which are due and payable by Landlord on account of, attributed to, or measured by Annual Basic Rental or other additional charges payable by Tenant except general income, transfer, estate and inheritance taxes, and (ii) Tenant's Pro Rata Share of the Operating Expense Adjustments, as that term is defined below. Said Annual Basic Rent, taxes and Operating Expenses shall be paid without demand, proration, deduction or offset, in lawful money of the United States at the time of payment, at the office of Landlord or to such other person or at such other place as Landlord may from time to time designate in writing. Tenant shall pay as additional rent to Landlord, upon demand, Tenant's Pro Rata Share of any parking charges, utilities surcharges, or any other costs levied, assessed or imposed by, or at the direction of, or resulting from statutes or regulations, or interpretations thereof, promulgated by any governmental authority in connection with the use or occupancy of the Project.


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

                        SCOTTSDALE EXECUTIVE OFFICE PARK
                              OFFICE BUILDING LEASE

4.   OPERATING EXPENSE ADJUSTMENTS

     (a) Operating Expense Adjustments means the increase in the actual property taxes and Operating Expenses for the Project over the Base Cost. Property taxes shall include all taxes or special assessments levied on or which become a lien against the Project. "Operating Expenses" shall be determined by taking into account for the Project all costs, expenses, liability and obligations for ownership, maintenance and operation of said Project, including but not limited to (a) normal management costs, including but not limited to management fees, and reasonable salaries of a building management and maintenance staff, (b) all labor costs involved in operation and maintenance, (c) cost of equipment, supplies and materials (new and/or replacement), (d) cost of utilities including but not limited to gas, sewer, water and electricity and refuse, garbage and trash removal, collection and disposal, (e) upkeep and maintenance of elevators,
(f) upkeep and maintenance of the Parking Areas, (g) plumbing, electrical, heating and air conditioning costs including expenses of operation, repair, replacement and maintenance, (h) landscaping and landscape maintenance costs,
(i) cleaning and other care, including cleaning provided for tenants and occupants, (j) insurance costs and premiums and (k) all other costs which can properly be considered expenses of operating and maintaining the Project, including but not limited to any costs incurred in complying with any and all environmental remedial and other laws, ordinances, rules, regulations, requirements, directions, guidelines and orders now or hereafter in effect from time to time such as, by way of example only, governmental requirements relative to installation of energy saving devices, pollution controls, or similar type items. With respect to any calendar year during the Term of this Lease in which the Project is not occupied to the extent of 95% of the Rentable Area, the Operating Expenses for such period for purposes hereof shall be increased to the amount which would have been incurred had the Project been occupied to the extent of 95 o /0 of the Rentable Area thereof.

     (b) At its election, Landlord may by each December 15 during the Term deliver to Tenant a statement of the estimated property taxes and Operating Expenses for the calendar year immediately following the date of such statement. Landlord's failure to deliver to Tenant such statement by such date, however shall not constitute a bar to Landlord's recovery of Operating Expenses and property taxes. On execution of this Lease, Landlord may also give Tenant an estimate of the annual Operating Expenses and property taxes from the Commencement Date through December 31 of the calendar year in which the Term commences. If the estimated property taxes and Operating Expenses are projected to exceed the Base Cost, Tenant shall pay to Landlord with each payment of the Annual Basic Rent, as additional rent hereunder, an amount equal to one-twelfth (1/12) of the product of the estimated property taxes and Operating Expenses for such calendar year (less the Base Cost) multiplied by Tenant's pro rata share.

     (c) The Term "property taxes" as used herein includes: (1) any form of tax or assessment (including any so-called "special" assessment), license fee, license tax, business license fee, business license tax, commercial rental tax, levy, charge, or tax, imposed by any authority having the direct power to tax, including any city, county, state, or federal government or any school, agricultural, lighting, water, drainage, or other improvement or special district, against the Premises, the Building, or Project, or any legal or equitable interest of Landlord in any of them; (2) any tax on Landlord's right to rent the Premises or against Landlord's business of leasing the Premises; and
(3) any assessment, tax, fee, levy, or charge in substitution, partially or totally, of or in addition to any assessment, tax, fee, levy, or charge previously included within the definition of property taxes that may be imposed by governmental agencies for services such as fire protection, street, sidewalk and road maintenance, refuse removal, and for other governmental services formerly provided without charge to property owners or occupants. All new and increased assessments, taxes, fees, levies, and charges will be included within the definition of property taxes for purposes of this Lease. Tenant will pay Landlord the entire amount of any tax allocable to or measured by the area of the Premises or the rental payable under this Lease, including without limitation, any gross income, privilege, sales or excise tax levied by the state, any political subdivision of the Premises, city, municipal, or federal government, with respect to the receipt of such rental, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use, or occupancy by Tenant of the Premises or any portion of the Premises. "Property taxes" will not include Landlord's federal or state income, franchise, inheritance, or estate taxes.

     (d) Within one hundred twenty (120) days after December 31 of each calendar year, the total of the actual property taxes and Operating Expenses for the said calendar year just completed shall be determined on an accrual basis. The increase, if any, of the said taxes and Operating Expenses over the Base Cost shall be thus determined, and the difference, i.e., the actual amount of such increased taxes and Operating Expenses for the said preceding calendar year just completed multiplied by Tenant's Pro Rata Share, shall be due from and payable by Tenant to Landlord within thirty (30) days after the date of notice made in writing from Landlord to Tenant. Landlord's failure to deliver to Tenant such statement within said 120 day period, however shall not constitute a bar to Landlord's recovery of Operating Expenses and property taxes. For the calendar year in which the Term commences, Landlord shall reasonably prorate Tenant's share of any such increase. For the calendar year in which the Term expires or is terminated, Landlord shall reasonably project and prorate Tenant's share of any such increase, which share shall thereupon be due and payable. No refunds will be made in the event Tenant's Pro Rata Share of the actual Operating Expenses and/or property taxes for any calendar year are less than the operative Base Cost. If Tenant's monthly payments of estimated property taxes and Operating Expenses during the previous calendar year exceed Tenant's share of the actual increase in property taxes and Operating Expenses, Landlord shall credit the excess toward the next rental payment due from Tenant to Landlord hereunder.


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

                        SCOTTSDALE EXECUTIVE OFFICE PARK
                              OFFICE BUILDING LEASE

5.   SECURITY DEPOSIT

     The Security Deposit shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease. If Tenant defaults with respect to any provision of this Lease, Landlord may (but shall not be required to) use, apply or retain all or any part of this Security Deposit for the payment of any rent or any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, upon demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount and Tenant's failure so to do shall be a breach of this Lease. Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last permitted assignee of Tenant's interests hereunder) at the expiration of the Term, provided that Landlord may retain one-half of the Security Deposit until such time as any amount due from Tenant in accordance with Article 4 hereof has been determined and paid in full.

6.   USE

     Tenant shall continually use the Premises for general office purposes and shall not use or permit the Premises to be used for any other purpose. Tenant shall not use or occupy the Premises in violation of the certificate of occupancy issued for the Building, nor in violation of the laws, ordinances, directions, orders, regulations or requirements which are now or hereafter in effect from time to time of the United States of America, the State of Arizona or the local municipal or county governing body or other lawful authorities having jurisdiction thereover, and Tenant shall promptly comply with any and all such laws, ordinances, directions, orders, regulations and requirements which shall, by reason of the nature of Tenant's use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or with respect to the use or occupation thereof. Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any fire, extended coverage or any other insurance policy covering the Building and/or property located therein and shall comply with all rules, orders, regulations and requirements of any board of fire underwriters or any other organization performing a similar function. Tenant shall promptly upon demand reimburse Landlord for any additional premium charged for such policy by reason of Tenant's failure to comply with the provisions of this Article. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises. Certain specific uses are prohibited as set forth in the Rules and Regulations as amended from time to time. A copy of the current Rules and Regulations is attached hereto as Exhibit I and incorporated herein.

7.   NOTICES

     Any notice required or permitted to be given hereunder must be in writing and may be given by personal delivery or by mail. Any notice shall be deemed given at the time of hand-delivery or date of mailing, if sent by registered or certified mail addressed to the addresses set forth in the Fundamental Lease Provisions. A party may specify a different address by providing ten (10) days prior written notice to the other parties.

8.   BROKERS

     Tenant warrants that it has had no dealing with any real estate broker or agent in connection with the negotiation of this Lease, excepting only as shown in the Fundamental Lease Provisions and that it knows of no other real estate broker or agent who is or might be entitled to a commission in connection with this, Lease and agrees to hold Landlord harmless from any claims of any other brokers. Landlord discloses that certain partners, members, shareholders and affiliates of Landlord may be licensed real estate brokers and agents in the State of Arizona.

9.   SURRENDER OF PREMISES AND HOLDING OVER:

     (a) Upon the expiration or earlier termination of this Lease, Tenant shall quit and surrender the Premises, in good condition and repair (reasonable wear and tear excepted). If the Premises are not surrendered at the end of the Lease Term, Tenant shall indemnify Landlord against any loss or liability resulting from delay by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenant or Landlord based on such delay.

     (b) If Tenant or any successor in interest of Tenant should remain in possession of the Premises in violation of Article 9 (a) after the expiration of the Lease Term without executing a new lease, then such holding over shall be construed, at the sole discretion of Landlord, as a tenancy from month to. month, subject to all the covenants, terms, provisions and obligations of this Lease except Annual Basic Rent, which shall be subject to an automatic increase of fifty percent (50%) over and above the amount paid in the last full calendar month of the Lease Term (subject to adjustment as provided in Article 4 hereof and prorated on a daily basis). Nothing contained herein shall be construed as Landlord's permission for Tenant to hold over unless Landlord's consent to such tenancy is given in writing. In no event shall there be deemed an automatic right to any holdover.

     (c) The voluntarv or other surrender of this Lease by Tenant or the cancellation of this Lease by mutual agreement of Tenant and Landlord shall not work a merger, and shall at Landlord's option terminate all or any sublease and subtenancies or, at Landlord's option operate as an assignment to Landlord of all or any subleases or subtenancies. Landlord's option hereunder shall be exercised by notice to Tenant and all known subleases and subtenants in the Premises or any part thereof.


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

                        SCOTTSDALE EXECUTIVE OFFICE PARK
                              OFFICE BUILDING LEASE

     (d) Acceptance by Landlord of any rental or Operating Expenses after such expiration or earlier termination shall not result in a renewal. The foregoing provisions of this paragraph are in addition to and do not affect Landlord's right of re-entry or any other rights of Landlord hereunder or as otherwise provided by law.

10.  TAXES ON TENANT'S PROPERTY

     (a) Tenant shall be liable for and shall pay ten days before delinquency, taxes levied against any personal property placed by Tenant in or about the Premises. If any such taxes on Tenant's personal property are levied against Landlord or Landlord's Building and if Landlord, after written notice to Tenant, pays the taxes based upon such assessment, which Landlord shall have the right to do regardless of the validity thereof, Tenant shall upon demand, as the case may be, repay to Landlord the taxes so levied against Landlord.

     (b) If Tenant improvements in the Premises, whether installed and/or paid for by Landlord or Tenant and whether or not affixed to the Building so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which Tenant improvements conforming to Landlord's "Building Standard" in other space in the Building are assessed, then the real property taxes and assessments levied against Landlord or the Building by reason of such excess assessed valuation shall be deemed to be taxes levied against all personal property of Tenant and shall be governed by the provisions of subarticle (a) above. If the records of the County Assessor are available and sufficiently detailed to serve as a basis for determining whether said Tenant improvements are assessed at a higher valuation than Landlord's "Building Standard", such records shall be binding on both the Landlord and Tenant. If the records of the County Assessor are not available or sufficiently detailed to serve as a basis for making said determination, the actual costs of construction shall be used. Landlord's Building Standards are set forth on Exhibit C attached hereto.

11.  CONDITION OF PREMISES

     Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or the Building or with respect to the suitability of either for the conduct of Tenant's business. The taking of possession of the Premises by tenant shall conclusively establish that the Premises and said Building were at such time in satisfactory condition.

12.  ALTERATIONS

     (a) Tenant shall make no alterations or improvements in or to the Premises without Landlord's prior written consent, and then only by contractors approved in writing by Landlord. All such work shall be done at such times and in such manner as Landlord may designate. All such work shall be performed in full compliance with any and all laws, rules, orders, ordinances, directions, regulations and requirements now or hereafter in effect from time to time of all governmental and public agencies, authorities and bodies having jurisdiction thereover, and in full compliance with the rules and requirements of any board of fire underwriters and any similar body. Before commencing any work, Tenant shall give Landlord at least five (5) days written notice of the proposed commencement of such work and shall secure at Tenant's own cost and expense, a labor and materials payment bond, satisfactory to Landlord, for said work. Tenant further covenants and agrees that any mechanic's lien filed against the Premises or against the Building for work claimed to have been done for, or materials claimed to have been furnished to Tenant, will be discharged by Tenant, by bond or otherwise, within ten (10) days after the filing thereof, at the cost and expense of Tenant. All alterations or improvements upon the Premises, made by either party, including (without limiting the generality of the foregoing) all wallcovering, built-in cabinet work, paneling and the like, shall, unless Landlord elects otherwise, become the property of Landlord, and shall remain upon, and be surrendered with the Premises, as a part thereof, at the end of the Term hereof, except that Landlord may, by written notice to Tenant, given at least thirty (30) days prior to the end of the Term, require Tenant to forthwith remove all partitions, counters, railings and the like installed by tenant, and Tenant shall repair or, at Landlord's option, shall pay to the Landlord all costs arising from such removal.

     (b) All articles of personal property and movable partitions owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant and may be removed by Tenant at any time during the lease term when Tenant is not in default hereunder. If Tenant shall fail to remove all of its effects from said Premises upon termination of this Lease the same shall be deemed abandoned by Tenant and Landlord may dispose of them in any fashion it deems reasonable.

13.  REPAIRS AND MAINTENANCE

     (a) Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair. Tenant shall, upon the expiration or sooner termination of the term hereof, surrender the Premises to Landlord in the same condition as when received, ordinary wear and tear and damage from causes beyond the reasonable control of Tenant excepted.

     (b) Anything contained in the foregoing Article 13(a) to the contrary notwithstanding, Landlord shall repair and maintain the structural portions of the Building, including the basic plumbing, heating, ventilation and air conditioning and electrical systems installed or furnished by Landlord, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of any duty by Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance and repairs. Landlord shall not be responsible for replacing any plate glass. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Tenant waives any right to make repairs at Landlord's expense under any law, statute or ordinance now

                        SCOTTSDALE EXECUTIVE OFFICE PARK
                              OFFICE BUILDING LEASE


or hereafter in effect, and Tenant shall be responsible for all items of repair, maintenance and improvement or reconstruction as may at any time and from time to time be required to comply with all environmental, remedial and other laws, ordinances, rules, directions, regulations, requirements, guidelines and orders now or hereinafter in effect from time to time of all governmental and public agencies, authorities and bodies having jurisdiction thereover which shall impose any duty upon Landlord or Tenant with respect to the use, occupation or alteration of the Premises or any part thereof, including but not limited to the Occupational Safety and Health Act, the Clean Air Act and the Americans with Disabilities Act.

14.  ENTRY BY LANDLORD

     Landlord  reserves the right to enter the Premises to (a) inspect the same,
(b) supply janitor services and any other service to be provided by Landlord to Tenant hereunder, (c) submit said Premises to prospective purchasers, lenders and other persons with an actual or potential business interest in the Premises or the Building, (d) alter, improve or repair the Premises or any other portion of the Building (including tenant space or common areas of the Building adjacent to the Premises), all without being deemed guilty of an eviction of Tenant and without abatement of rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, providing that the business of Tenant shall be interfered with as little as is reasonably practicable. During the last twelve (12) months of the Term of the Lease, Landlord may, upon reasonable notice to Tenant, enter the Premises for the purpose of showing prospective tenants the Premises. If, during the last month of the Lease Term, Tenant shall have removed all or substantially all of Tenant's property therefrom, Landlord may immediately enter and alter, renovate and redecorate the Premises, without elimination or abatement of Rent, or other compensation, and such acts shall have no effect upon this Lease. In the event Landlord should be required to enter the Premises due to an emergency, Landlord shall attempt to contact Tenant as soon as reasonably possible under the circumstances. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quite enjoyment of the Premises, and any other loss occasioned thereby.

15.  UTILITIES AND SERVICES

     Provided that Tenant is not in default hereunder, Landlord agrees to furnish to the Premises during reasonable hours of generally recognized business days, subject to the conditions and in accordance with the standards set forth in the Building's Standards for Utilities arid Services attached hereto as Exhibit H and incorporated herein, reasonable quantities of electric current for normal lighting and fractional horsepower office machines, water for lavatory and drinking purposes, heat and air conditioning required in Landlord's judgement for the comfortable use and occupation of the Premises during regular business hours, janitorial service, and elevator service by nonattended automatic elevators. Landlord shall not be liable for, and Tenant shall not be entitled to any abatement or reduction of rent by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accident, breakage, electrical spikes and surges, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or for any other causes beyond Landlord's reasonable control.

16.  INDEMNIFICATION

     (a) Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's use of the Premises or the conduct of its business or from any activity, work, or thing done, permitted or suffered by Tenant in or about the Premises and in case any action or proceeding be brought against Landlord by reason thereof, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to the property of & injury to persons in, upon or about the Premises from any cause whatsoever except that which is caused by the failure of Landlord to observe any of the terms and conditions of this Lease and such failure has persisted for an unreasonable period of time after written notice of such failure and Tenant hereby waives all claims in respect thereof against Landlord.

     (b) Without limiting Tenant's indemnity, Tenant shall, at its sole cost and expense, procure and maintain throughout the term of this Lease, commercial general liability insurance (including broad property damage) in the amount of $1,000,000 per occurrence and $3,000,000 in the annual aggregate. All policies will name the Landlord and its managing agents as additional insureds and executed copies of such policies of insurance or certificates thereof will be delivered to Landlord within ten (10) days after delivery of possession of the Premises to Tenant and within thirty (30) days prior to the expiration of the term of each policy. All insurance policies must contain a provision that the insurance carrier will notify in writing the insured and Landlord thirty (30) days in advance of any cancellation or lapse or the effective date of a reduction in the amount of insurance. All public liability, property,damage and other casualty insurance shall be written as primary policies. Tenant further covenants and agrees to increase liability insurance in additional amounts as Landlord may reasonably require. All policies of insurance shall be issued by responsible insurance companies qualified to do business in the State of Arizona with a Best's Rating Guide rating of at least A-Class IX.

17.  DAMAGE TO TENANT'S PROPERTY

     Notwithstanding the provisions of Article 16 to the contrary, Landlord shall not be liable for any damage to property entrusted to employees of the Building, or for loss or damage to any property by theft. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building.

18.  INSURANCE SUBROGATION WAIVER

     Landlord and Tenant hereby mutually waive their respective rights of recovery against the other for any loss occasioned by perils typically insured against by an "all risk" insurance policy. Each shall obtain any special endorsements, if required by their insurer, to further effect this waiver.

                        SCOTTSDALE EXECUTIVE OFFICE PARK
                              OFFICE BUILDING LEASE

19.  DAMAGE OR DESTRUCTION

     (a) In the event the Premises are partially or totally destroyed or damaged by fire or any other insured casualty so as to become partially or totally untenantable, the same shall be repaired or rebuilt as promptly as possible at the expense of Landlord, unless Landlord shall elect not to repair or rebuild. In the event of such repair or reconstruction, the Rent shall be abated to the extent the Premises are rendered untenantable during such repair or rebuilding; provided, however, that the Rent shall not abate if the damage is caused by any act or omission of Tenant, its agents, servants, employees or any other person entering upon the Premises under the express or implied invitation of Tenant. Tenant shall give Landlord immediate written notice of such damage and shall cooperate with Landlord and the insurance carrier in processing any claims under such insurance.

     (b) If:

          (i) more than one-third (1/3) of the Premises or the Building shall be destroyed or damaged by fire or any other insured casualty, or

          (ii) the Premises are rendered partially or totally untenantable as the result of a casualty occurring during the final twelve (12) months of the Lease Term, or

          (iii) Landlord determines, in its sole discretion, that restoration of the Premises or the Building cannot reasonably be completed within one hundred eighty (180) days,

then in any such event, Landlord may elect (x) to rebuild or repair the Premises or the Building, with reasonable speed and diligence following such destruction or damage and this Lease shall continue in full force and effect, or (y) not to so rebuild or repair, in which event this Lease shall be deemed to have terminated as of the date of such damage or destruction. In either event, Landlord shall give Tenant written notice of its intention within thirty (30) days after such destruction or damage. Tenant hereby expressly waives the provisions of Arizona Revised Statutes Section 33-343 with respect to the damage or destruction of the Premises or the Building.

     (c) In the event of restoration as herein provided, rent shall be abated proportionately in the ratio which Tenant's use of the Premises is impaired during the period of such restoration.

     (d) In the event that damage is due to any uninsured cause, Landlord may elect to terminate this Lease.

     (e) It is hereby understood that if Landlord is obligated to or elects to restore as herein provided, Landlord shall be obligated to make restoration only of those portions of said Building and said Premises which were originally provided at Landlord's expense, and the repair and restoration of items not provided at Landlord's expense shall be the obligation of Tenant.

     (f) Notwithstanding anything to the contrary contained in this Article, Landlord shall not have any obligation whatsoever to restore the Premises when the damage resulting from any casualty covered under this Article occurs during the last twelve (12) months of the Term or any extension thereof.

     (g) No damages, compensation or claim shall be payable by Landlord to Tenant for inconvenience, loss of business or annoyance arising from any repair or rebuilding of any portion of the Premises or the Building or from the termination of this Lease pursuant to this Article.

     (h) Notwithstanding anything contained herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease after such damage occurs, by delivering written notice of termination to Tenant, whereupon all rights and obligations hereunder shall cease and terminate.

20.  EMINENT DOMAIN

     If all or any part of the Premises shall be taken or appropriated by a public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at its option, to terminate this Lease, and Landlord shall be entitled to any and all income, rent, award, or any interest thereon whatsoever which may be paid or made in connection therewith and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease. If a part of the Premises shall be so taken or appropriated and neither party hereto shall elect to terminate this Lease, the rental thereafter to be paid shall be equitably reduced. If any part of the Building other than the Premises shall be so taken or appropriated, Landlord shall have the right, at its option, to terminate this Lease and shall be entitled to the entire award, as above provided.

                        SCOTTSDALE EXECUTIVE OFFICE PARK
                              OFFICE BUILDING LEASE

21.  DEFAULTS AND REMEDIES

     (a) The occurrence of any one or more of the following events shall constitute a default hereunder by Tenant:

          (i) The abandonment of the Premises by Tenant. Abandonment is herein defined to include, but is not limited to any absence by Tenant from the Premises for five (5) consecutive days or longer while in default of any provision of this Lease.

          (ii) The failure by Tenant to make any payment of rent, additional charges or Operating Expenses required to be paid by Tenant hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Landlord to Tenant.

          (iii) If in any one period of twelve (12) consecutive months, Tenant shall have been in default in the payment of rental herein more than two (2) times and Landlord, because of such defaults, shall have served upon Tenant within said twelve (12) month period two (2) or more default notices, then the third event otherwise allowing Landlord to notice a default shall be deemed to be a noncurable event of default and Landlord shall be entitled to immediate possession of the Premises..

          (iv) The failure by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in (i) or (ii) above, where such failure shall continue for a period of ten (10) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than ten (10) days are reasonably required for its cure, than Tenant shall not be deemed to be in default if Tenant shall commence such cure within said ten-day period and thereafter diligently prosecute such cure to completion.

     (b) In the event of any such default by Tenant, in addition to any other remedies available to Landlord at law or in equity, Landlord may, without notice or demand of any kind to Tenant, have any one or more of the following described remedies:

          (i) Landlord may re-enter the Premises and take possession of the same and of all equipment and fixtures of Tenant therein and expel or remove Tenant and all other parties occupying the Premises without terminating this Lease, at any time and from time to time relet the Premises or any part thereof for the account of Tenant, for such term, upon such conditions and at such rental as Landlord may deem proper. In such event Landlord may receive and collect the rent from such reletting and apply it against any amounts due from Tenant hereunder (including without limitation such expenses as Landlord may have incurred in recovering' possession of the Premises, placing the same in good order and condition, altering or repairing the same for reletting, and all other expenses, commissions and charges including attorneys' fees which Landlord may have paid or incurred in connection with such repossession and reletting). Whether or not the Premises are relet, Tenant shall pay Landlord all rent and other charges required to be paid by Tenant up to the date of Landlord's re-entry and thereafter Tenant shall pay Landlord, until the end of the term hereof, the amount of all rent and other charges required to be paid by Tenant hereunder, less the proceeds of such reletting during the term hereof, if any, after payment of Landlord's expenses as provided above. Such payments by Tenant shall be due at such times as are provided elsewhere in this Lease, and Landlord need not wait until the termination of this Lease to recover them by legal action or otherwise. Landlord shall not, by any re-entry or other act, be deemed to have terminated this Lease or the liability of Tenant for the total rent hereunder unless Landlord shall give Tenant written notice of Landlord's election to terminate this Lease.

          (ii) Landlord may give written notice to Tenant of Landlord's election to terminate this Lease, re-enter the Premises with or without process of law and take possession of the same and of all equipment and fixtures therein, and expel or remove Tenant and all other parties occupying the Premises, without being liable to any prosecution for such reentry.

          (iii) If Tenant shall have delivered a letter of credit to Landlord as described in the Fundamental Lease Provisions in Article 1 hereof, Landlord may draw on the letter of credit and apply such funds in any manner so provided in this Article 21 against any amounts due or which may become due from Tenant hereunder including, without limitation, all amounts identified in Article 21 (c) below, past due Annual Basic Rent and Operating Expenses and such expenses as Landlord may have incurred in recovering possession of the Premises, placing the same in good order and condition, altering or repairing the same for reletting, and all other expenses, commissions and charges including attorneys' fees which Landlord may have paid or incurred in connection with such repossession and reletting.

     (c) In the event of Tenant's default and Landlord's retaking of possession of the Premises, whether this Lease is terminated by Landlord or not, Tenant agrees to pay to Landlord as additional items of damages:

          (i)  the  cost  of   repairs,   alterations,   redecorating,   leasing
          commissions and Landlord's other expenses incurred in reletting the Premises to a new lessee, and

          (ii) if Landlord has furnished Tenant with a sum of money or with an item or items of value as and for an incentive or allowance for Tenant to enter into this Lease, an amount equal to the product obtained by multiplying the number of Lease Years remaining under the Lease times the quotient obtained after dividing the aggregate amount of all such incentives and allowances if monetary (together with the aggregate cost thereof to Landlord if non-monetary) by the number of Lease Years under the original Lease Term. Should Landlord elect to terminate this Lease under the provisions of this Article, Landlord shall thereupon, without waiting for the end of the Lease Term, be entitled to recover from Tenant as damages the amount, if any, by which the present value of the aggregate of rental and Additional Charges payable by Tenant for the balance of the Lease Term, using a discount rate of eight percent (8%) per annum, shall exceed the then reasonable rental value of the Premises for the remainder of the Lease Term, in addition to recovering the rent then unpaid, if any. For all purposes of this
          Article 21, the rental agreed to be paid by Tenant or the amount of rental

                        SCOTTSDALE EXECUTIVE OFFICE PARK
                              OFFICE BUILDING LEASE

          payable by Tenant shall be deemed to include the Annual Basic Rent, Operating Expenses and all other sums required to be paid by Tenant pursuant to the terms of this Lease. All such sums, other than the Annual Basic Rental, shall be computed on the basis of the average monthly amount thereof accruing during the immediately preceding twelve (12) months' period, except that if it becomes necessary to compute such rental before a twelve (12) month period has elapsed then on the basis of the average monthly amount thereof accruing during such shorter period.

     (d) The remedies given to Landlord in this Article shall be in addition and supplemental to any and all other rights and remedies which Landlord may have whether hereunder or at law or in equity.

     (e) The waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent or other sum hereunder by Landlord shall not be deemed to be a waiver of any preceding breach of Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental or other sum so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent or other sum. No endorsement or statement on any check or any letter accompanying any check or payment of a lesser amount of any rent or other sum hereunder shall be deemed an accord and satisfaction, and Landlord's acceptance of such check or lesser amount shall be on account only and without prejudice to Landlord's right to recover the balance of such rent or other sum, none of Landlord's rights and remedies being affected thereby. No covenant, term, or condition of this Lease shall be deemed to have been waived by Landlord unless such waiver shall be in writing by Landlord.

22.  ASSIGNMENT AND SUBLETTING

     (a) Tenant shall not, either voluntarily or by operation of law, sell, hypothecate or transfer this Lease, or sublet the Premises or any part thereof, or permit the Premises or any part thereof to be occupied by anyone other than Tenant or Tenant's employees, without the prior written consent of Landlord in each instance, which consent may be given or withheld in Landlord's absolute discretion. If Landlord gives its consent to any such assignment, such consent may be conditioned on the assignee demonstrating financial and credit worthiness greater than or equal to assignor, and acceptable to Landlord, in its sole and absolute discretion. Any Landlord-approved assignment or other transfer or subletting shall be subject in each instance to the recapture option of Landlord set forth herein and, in any event, Tenant agrees to pay over to Landlord all excess sublease rental received by Tenant from any such approved subtenant or assignee. Any sale, assignment, mortgage, transfer or subletting of this Lease which is not in compliance with the provisions of this Article shall be void and shall, at the option of Landlord, terminate this Lease. The consent by Landlord to any assignment or subletting shall not be construed as relieving Tenant from obtaining the express written consent of Landlord to any further assignment or subletting or as releasing Tenant from any liability or obligation hereunder whether or not then accrued. If Landlord shall consent to a subletting or assignment hereof, Tenant shall pay Landlord's reasonable attorneys' fees incurred in connection giving such consent.

     (b) If Tenant desires at any time to assign this lease or to sublet the Premises or any portion thereof, it shall first notify Landlord of its desire to do so and shall submit in writing to Landlord (i) the name of the proposed subtenant or assignee; (ii) the nature of the proposed subtenant's or assignee's business to be carried on in the premises; (iii) the terms and provisions of the proposed sublease or assignment; and (iv) such reasonable financial information as Landlord may request concerning the proposed subtenant or assignee. Any request for Landlord's approval of a sublease or assignment shall be accompanied with a check in such reasonable amount as Landlord shall advise for the cost of review and/or preparation of any documents relating to such proposed transfer. At any time within fifteen (15) days after Landlord's receipt of the information specified herein, Landlord may by written notice to Tenant elect to either (x) sublease the Premises or the portion thereof as shall be specified in said notice for its own account upon the same terms as those offered to the proposed subtenant or assignee, as the case may be, or (y) terminate this lease as to the portion (including all) of the Premises so proposed to be subleased or assigned with a proportionate abatement in the rent payable hereunder. If Landlord does not exercise either of these options within said fifteen-day period then, provided Landlord shall have given approval of such subletting or assignment, Tenant may thereafter within ninety (90) days after the expiration of said fifteen-day period enter into a valid assignment or sublease of the Premises or portion thereof, upon the terms and conditions described in the information required to be furnished by Tenant to Landlord hereunder, or other terms not less favorable to Tenant.

     (c) No subletting or assignment, even with the consent of Landlord, shall relieve Tenant of its obligation to pay the rent and perform all the other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any assignment or subletting.

     (d) Any conveyance, assignment, sale or other transfer of more than a twenty-five percent (25%) interest in Tenant, in the aggregate, in one or more transactions, by voluntary conveyance or operation of law, to a person or persons who are not shareholders or partners, as the case may be, in Tenant as the creation of Tenant's interest hereunder (except in the case of a corporation whose shares are publicly traded) shall constitute an "assignment" for purposes of this Article.

23.  SUBORDINATION

     This Lease shall be subject and subordinate at all times to the lien of any mortgages or deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against the land and estate therein, or portion thereof, without the necessity of the execution and delivery of any further instruments on the part of the Tenant to effectuate such subordination; provided, however that so long as Tenant is not in default, the terms of the Lease shall not be affected by termination or

                        SCOTTSDALE EXECUTIVE OFFICE PARK
                              OFFICE BUILDING LEASE


foreclosure or other proceedings under such mortgages or deeds of trust, Tenant hereby agreeing, at the written request of the purchaser of the Building, in such foreclosure or other proceedings, to attorn to such purchaser or, at such purchaser's option, to enter into a new lease for the balance of the term hereof upon the same terms and provisions as are contained in this Lease. Notwithstanding the foregoing, Tenant shall execute and deliver such further instrument or instruments evidencing such subordination of this Lease to the lien of any such mortgage or mortgages or deeds of trust as may be requested by Landlord within ten (10) days from Tenant's receipt of such request. Any request for Landlord's subordination shall be accompanied with a check in such reasonable amount as Landlord shall advise for the cost of review and/or preparation of any documents relating to such proposed subordination.

24.  ESTOPPEL CERTIFICATE

     (a) Upon receipt of a written request from Landlord, Tenant shall, from time to time, and within ten (10) days from Tenant's receipt of~such request, execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any, (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (iii) certifying any other reasonable information required by a mortgagee or prospective purchaser of the Building. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Project.

     (b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be presented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than one month's rental has been paid in advance.

25.  BUILDING PLANNING

     Landlord, upon notifying Tenant in writing, shall have the right to move Tenant to other space in the Building, at Landlord's sole cost and expense, and the terms and conditions of this Lease shall remain in full force and effect, save and excepting that the Premises shall be in a new location. The costs and expenses of moving which shall be paid by Landlord are limited to actual direct costs of moving Tenant's furniture, equipment and supplies. Landlord shall not pay and shall not be liable for any indirect or consequential costs, losses or damages.

26.  RULES AND REGULATIONS

     Tenant shall faithfully observe and comply with the rules and regulations governing the building and Project and all reasonable and nondiscriminatory modifications thereof and additions thereto from time to time put into effect by Landlord. Any such modification or addition shall not deprive Tenant of the principal benefits afforded by this Lease. Landlord shall not be responsible to Tenant for the violation or non-performance by any other tenant or occupant of the Project and Building of any said rules and regulations.

27.  CONFLICT OF LAWS

     The laws of the State of Arizona shall govern the validity, construction, performance and enforcement of this Lease. Should either party institute legal action to enforce any obligation contained herein, it is agreed that the venue of such suit or action shall be Maricopa County, Arizona, and each party waives the right to a jury in any action, proceeding or counterclaim brought by either of them against the other on any matters whatsoever arising under this Lease. Although the printed provisions of this Lease were drawn by Landlord, Tenant has had the opportunity to consult with an attorney and negotiate the terms hereof; therefore, this Lease shall not be construed either for or against Landlord or Tenant, but shall be interpreted in accordance with the general tenor of its language.

28.  COMMON AREAS

     Tenant shall have the nonexclusive right, in common with others, to the use of common entrances, central atrium area, hallways, lobbies, elevators, ramps, drives, stairs and similar access and serviceways in and adjacent to the Building subject to such nondiscriminatory rules and regulations as may be adopted by Landlord. Landlord may from time to time eliminate or add to said Common Areas, provided the same does not materially affect Tenant's access to the Premises.

29.  SUCCESSORS AND ASSIGNS

     Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and respective heirs, personal representatives, successors and assigns.

30.  ATTORNEYS' FEES

     In the event that either Landlord or Tenant brings suit against the other because of the breach of any Provision of this Lease, then all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment. In addition, Landlord shall be entitled to all attorneys' fees and all other costs incurred in the preparation and service of any notice or demand hereunder, whether or not a legal action is subsequently commenced, which shall be payable as additional rent upon demand by Landlord. Landlord shall be entitled to receive from Tenant its reasonable attorney fees for responding to, monitoring and filing such pleadings as are necessary to protect Landlord's interests in the event any bankruptcy proceeding is filed by or against Tenant. In addition, in the event Tenant makes any request upon Landlord

                        SCOTTSDALE EXECUTIVE OFFICE PARK
                              OFFICE BUILDING LEASE

causing or requiring Landlord to process, review, negotiate and/or prepare (or cause to be processed, reviewed, negotiated and/or prepared) any document or documents in connection with or arising out of or as a result of this Lease, then, Tenant shall reimburse Landlord or its designee promptly upon demand therefor a reasonable processing, reviewing, negotiating and/or documenting fee (including but not limited to attorney's fees) in conjunction with such request in an amount not to exceed $500.00.

31.  PERFORMANCE BY TENANT

     (a) All covenants to be performed by Tenant shall be performed at Tenant's sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any sum of money, other than rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten (10) days after notice thereof by Landlord, Landlord may, without releasing Tenant from any obligations but shall not be obligated to, make any such payment or perform any such other act on Tenant's part to be made or performed. All sums so paid by Landlord, as well as any rent or other amount owed by Tenant to Landlord which is not paid when due, and all necessary incidental costs shall bear interest thereon at an annual interest rate of eighteen percent (18%) from the date of such payment by Landlord or the rental due date, and shall be payable to Landlord on demand. The payment of interest on such amounts shall not excuse or cure any default by Tenant under this Lease. If the interest rate specified in this Lease is higher than the rate permitted by law, the interest rate is hereby decreased to the maximum legal interest rate permitted by law.

     (b) In addition  to the  accrual of interest as set forth in the  preceding
Article 31(a), Tenant hereby acknowledges that late payment by Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by any ground lease, mortgage or trust deed (if any) encumbering the Premises. Accordingly, if any installment of rent or of a sum due from Tenant shall not be received by Landlord or Landlord's designee within three (3) days after said amount is due, then Tenant shall pay to Landlord a recurring, monthly late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges by the Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

32.  MORTGAGEE PROTECTION

     In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Premises whose address shall have been furnished it, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure.

33.  DEFINITION OF LANDLORD

     The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the fee owner or owners at the time in question, and in the event of any transfer or transfers of any such estate, the Landlord herein named (and in case of any subsequent transfer, the then grantor) shall be automatically freed and relieved from and after the date of such transfer of all liability as respect the performance of any covenants on the part of Landlord contained in this Lease thereafter to be performed and, without further agreement, the transferee of such title shall be deemed to have assumed and agreed to observe and perform any and all covenants of the Landlord hereunder, during its ownership of the premises. Landlord may transfer its interest in the Project without the consent of Tenant and such transfer or subsequent transfer shall not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease.

34.  WAIVER

     The waiver by Landlord of any breach of any term herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term herein contained, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be deemed a waiver of, or in any way affect, the right of Landlord to insist upon the performance by Tenant in strict accordance with said terms.. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance to such rent.

35.  IDENTIFICATION OF TENANT

     If more than one person executes this Lease as Tenant, (a) each of them is jointly and severally liable for performing all of the terms of this Lease, to be performed by Tenant, and (b) the act of any one or more of them, with respect to the Tenancy of this Lease, including, but not limited to, any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each of them had so acted.

                        SCOTTSDALE EXECUTIVE OFFICE PARK
                              OFFICE BUILDING LEASE

36.  PARKING AREAS

     (a) Landlord shall provide, operate and maintain the Parking Areas shown on Exhibit B attached hereto. The manner in which such Parking areas shall be maintained and operated and the expenditures for maintenance and operation shall be at the sole discretion of Landlord, and the use of such Parking Areas shall be subject to such reasonable regulations and changes as Landlord shall make from time to time, including, without limitation, the right to close, if necessary, all or any portion of such areas or areas to such extent as may be legally sufficient in the opinion of Landlord's counsel to prevent a dedication thereof or the accrual of rights of any person or of the public therein.

     (b) Tenant agrees that it shall require its employees not to utilize any portion of the Parking Areas other than that designated by Landlord as "Employee Parking."

     (c) Landlord reserves the right to change the Parking Areas and the parking layout or to relocate the same from time to time.

     (d) Any employee parking provided will be available for use on a first come, first serve basis in common with other tenants. Any covered parking which Landlord may agree to provide shall be on designated but not reserved basis. Landlord may assess reasonable charges for any parking which is provided which charges shall be payable in addition to rent.

     (e) Failure of Tenant to pay any of the charges as in this Article 36 required to be paid shall constitute a default under the terms hereof in like manner as failure to pay rental when due.

     (f) Nothing contained in this Article 36 shall be deemed to create liability upon Landlord for any damage to motor vehicles of customers or employees or for loss of property from within such motor vehicles.

37.  EXAMINATION OF LEASE

     Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for Lease, and it is not effective as a Lease or otherwise until execution by and delivery to both Landlord and Tenant.

38.  TIME

     Time is of the essence with respect to the performance of every provision of this Lease in which time or performance is a factor.

39.  PRIOR AGREEMENTS; AMENDMENTS

     This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

40.  SEPARABILITY

     Any provision of this Lease which shall prove to be invalid, void or illegal in no way affects, impairs or invalidates any other provision hereof, and such other provisions shall remain in full force and effect.

41.  RECORDING

     Neither Landlord nor Tenant shall record this Lease or a short form memorandum thereof.

42.  LIMITATION ON LIABILITY

     In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord:

          (a) The sole and exclusive remedy shall be against Landlord's interest in the Project;

          (b) No partner or shareholder of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction);

          (c) No service of process shall be made against any partner or shareholder of Landlord (except as may be necessary to secure jurisdiction);

          (d) No partner or shareholder of Landlord shall be required to answer or otherwise plead to any service of process;

          (e) No judgment will be taken against any partner or shareholder of Landlord;

          (f) Any judgment taken against any partner or shareholder of Landlord may be vacated and set aside at any time nunc pro tunc;

          (g) No writ of execution will ever be levied against the assets of any partner or shareholder of Landlord;

          (h) These covenants and agreements are enforceable both by Landlord and also by any partner or shareholder of Landlord.

Tenant agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or at common law.

43.  CONSENT OF LANDLORD AND TENANT

     In the event of the failure of Landlord or Tenant to give any consent or approval required herein, if it is either provided herein or held to be that any such consent or approval shall not be unreasonably withheld or delayed, the requesint party shall be entitled to seek specific performance at law and shall have such other remedies as are reserved to it under this Lease, but in no event shall Landlord or Tenant be responsible for damages to anyone else for such failure to give consent or approval.

                        SCOTTSDALE EXECUTIVE OFFICE PARK
                              OFFICE BUILDING LEASE

44.  QUIET ENJOYMENT

     Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, while paying the rental and performing its other covenants and agreements contained in this Lease, shall peaceable and quietly have, hold and enjoy the Premises for the Term without hindrance from Landlord subject to the terms and provisions of this Lease. Landlord shall not be liable for any interference or disturbance by other tenants or third persons, nor shall Tenant be released from any of the obligations of this Lease because of such interference or disturbance.

45.  OPTION TO EXTEND

     (a) Tenant shall have and is hereby granted an option to extend the original Term for one (1) additional three (3) year period to begin immediately upon the expiration of the original Term (without the necessity of executing a new lease therefor) and to run successively thereafter and upon the same terms, provisions and conditions as contained in this Lease, except for the rental provisions hereinafter set forth, and except there shall be no additional options to extend; provided, however, Tenant's right to exercise any such option to extend hereunder shall be subject to Tenant not ever having been, nor then be, in default of performing any of Tenant's obligations under the Lease, including but not limited to timely paying all rental charges and Operating Expenses.

     (b) The Annual Basic Rent for the extension periods shall be set to market rates by Landlord, subject, however, to other adjustments thereto as may be specified elsewhere in the Lease.

     (c) Notice of exercise of the option to extend shall be in writing to Landlord and shall be given not more than thirteen (13) months nor less than twelve (12) months prior to the expiration of the original Term (the "Exercise Period"). Tenant expressly acknowledges and agrees that time is of the essence with respect to the exercise of the option to extend and that notice of exercise of the option (i) given prior to the Exercise Period is, at Landlord's sole option, voidable by Landlord by notice thereof given to Tenant prior to the Exercise Period (and if voided by Landlord may, at Tenant's sole option, be revived by another notice of exercise of the option given by Tenant during the Exercise Period) but if (ii) given after the Exercise Period is void and the option cannot thereafter be revived or reinstated except with the written consent of Landlord which Landlord may withhold in its sole and absolute discretion.

46.  TENANT'S STATUS REPRESENTATION

     Tenant hereby represents and warrants to Landlord that: (i) Tenant is a duly formed, validly existing corporation, partnership, limited liability company, trust or other such legal entity and is a duly authorized to conduct business in the state of Arizona, and (ii) Tenant is not now subject to the jurisdiction of any bankruptcy court and is not planing to file for protection under any chapter of the Federal bankruptcy code.

47.  INTENTIONALLY OMITTED.

48.  SHARED TELECOMMUNICATIONS

     If Exhibit E is attached hereto, then Tenant has contracted for certain Shared Tenant Telecommunications Services all as more particularly provided for therein and all in accordance with the terms and conditions thereof. It is acknowledged, understood and agreed that the provider of such Services is not acting as the agent of Landlord and Tenant shall have no claim or cause of action against Landlord for any breach of any such contract for Services.

49.  HEALTH CLUB (Fitness Center)

     By signing this Lease, Tenant acknowledges that it has read Exhibit F, attached hereto, and hereby agrees to the terms and conditions stated therein.

50.  SIGNAGE

     Tenant will be identified with a building standard listing on the Building's lobby directory and on the entry door to the Premises.

     IN WITNESS WHEREOF, the parties have executed this Lease as of the day and year first above written.

TENANT:                         AEGIS ASSESSMENTS, INC.,
                                a Delaware corporation


                                By: /s/ Richard C. Reincke
                                    ----------------------
                                        Richard C. Reincke
                                        Its Chief  Operating Officer

                        SCOTTSDALE EXECUTIVE OFFICE PARK
                              OFFICE BUILDING LEASE

                    (SIGNATURES CONTINUED ON FOLLOWING PAGE)


LANDLORD:               GAINEY RANCH FINANCIAL LIMITED PARTNERSHIP, L.L.P.,
                        a Delaware limited liability partnership

                        By:     GAINEY RANCH FINANCIAL, L.C.,
                                An Arizona limited liability company, its
                                general partner


                                By: /s/ Dayton W. Adams, Jr.
                                    ------------------------
                                    Dayton W. Adams, Jr.
                                    Its Managing member


EXHIBITS ATTACHED:
------------------

 Exhibit A         Space Plan Dated January 24, 2004
 Exhibit B         Site Plan of Building, Parking Area and Common Areas
 Exhibit C         Tenant Improvements
 Exhibit D         Intentionally omitted
 Exhibit E         Shared Telecommunications Agreement
 Exhibit F         Health Club
 Exhibit G         Intentionally omitted
 Exhibit H         Standards For Utilities And Services
 Exhibit I         Rules and Regulations


                                       14A

                                   Exhibit A

OFFICE
11-8 x 14-4
|306|

OFFICE
11-8 x 14-4
|305|

OFFICE
9-3 x 14-8
|304|

OFFICE
10 x 14-8
|303|

OFFICE
+ 10-2 x 23-8
|302|

OFFICE
14-3 x 18-0
|307|

OFFICE
10-7 x 14-6
|308|

OFFICE
10-7 x 14-6
|309|

RECEPTION
+ 16-6 X 12
- |300|

CONFERENCE
11-9 X 17-4
|301|

AEGIS ASSESMENTS - SPACE PLAN #1
SCOTTSDALE EXECUTIVE OFFICE PARK I                                  SUITE D-363
-------------------------------------------------------------------------------
COX.JAMES ARCHITECTS                                                  2,647 RSF

KEYNOTES:

1.   NEW BUILDING STANDARD CEILING HEIGHT PARTITION, TYP.

2. NEW GYP. BD. LOW WALL (R) 42" A.F.F. WITH LOW-WALL STIFFENERS (R) 48" O.C. MAX. PROVIDE P.LAM. COUNTERTOP(R) 30' A.F.F. x 24' DEEP.

3.   INFILL WALL AT REMOVED DOOR - MATCH CORRIDOR WALL CONSTRUCTION.

4.   REMOVE ITEMS SHOWN DASHED ON PLAN, TYP.

5.   NEW 1'-8" WIDE CLOSET DOOR AND FRAME.

6.   REMOVE BLINDS IN OFFICE 306 AND RETURN TO BUILDING MANAGEMENT.

GENERAL NOTES:

A. PROVIDE BUILDING STANDARD CARPET AND PAINT THROUGHOUT SUITE, UNLESS OTHERWISE NOTED.

B.   PROVIDE NEW  BUILDING  STANDARD  CEILING  TILE  THROUGHOUT  SUITE.  GRID TO
     REMAIN.

C. ALL DOORS SHALL BE REPLACED WITH NEW OR RELOCATED 3'-0' BUILDING STANDARD DOORS.

D.   REPLACE ALL LIGHT FIXTURES WITH NEW 2x4 PARABOLIC LENS LIGHT FIXTURE.


                                      14B

                        SCOTTSDALE EXECUTIVE OFFICE PARK
                              OFFICE BUILDING LEASE
                                    EXHIBIT B

                                    Site Plan

                                    EXHIBIT C

                    TENANT IMPROVEMENTS - BUILDING STANDARDS

     The following building standard items of work shall be provided by Landlord as set forth on Exhibit A of the Lease, as a condition of the Lease. Any item of work or quantity of work in excess of that stated below shall be at Tenant's expense as well as the necessary architectural fees, permits, contractor's overhead and profit required to execute the excess work:

     1.   Tenant Partitions:
          ------------------

          One lineal foot of Landlord's building standard ceiling high dry wall partition consisting of 2 1/2 inch metal stud with one layer of 5/8 inch thick sheetrock on each side of studs for every 12 square feet of net rentable area. Tenant party walls and corridor walls are counted as one-half. Doors are not deducted.

     2.   Doors and Hardware
          ------------------

          A. Entry Doors. Full height suite entry door, 3'0" wide, solid core cherry door. One (1) door for each Tenant up to 3,000 square feet. Two
          (2) doors for any Tenant over 3,000 square feet to 5,000 square feet. Three (3) doors for any Tenant in excess of 5,000 square feet.

          B. Interior Doors. Full height interior office doors, 3'0" wide solid core, three (3) doors for each one thousand (1,000) square feet of net rentable area.

          C. Lock Sets and Locks. Will be supplied and two keys per Tenant, per each main entry door.

     3.   Floor Coverings
          ---------------

          Building standard carpeting in all areas of Tenant's demised premises as designated by Tenant from Landlord samples with no more than one color throughout the Premises. Vinyl asbestos floor covering in all noncarpeted areas including rubber base (cove or straight edge) in colors selected by Tenant from a color range and type as specified by Landlord.

     4.   Window Coverings
          ----------------

          Mini-blinds on all exterior office windows in color and type as selected by Landlord.

     5.   Wall Coverings
          --------------

          Landlord will paint such walls, ceiling-high partitions, columns, peripheral walls or enclosures, doors and door bucks. Such painting shall consist of standard preparation, prime and finish colors to be selected by Tenant from building standard color chart with not more than two color selections in any room or open area.

     6.   Ceiling
          -------

          Landlord will supply and install a 2' x 2' acoustical lay in fissured perforated ceiling. The suspended ceiling height will be approximately 8'6" throughout.

     7.   Electric Service
          ----------------

          A. Wiring. Landlord will supply and install facilities sufficient for three watts per square foot of Net Rentable Area including lighting.

          B. Lighting Fixtures. Landlord will supply and install 2' x 4' parabolic fluorescent lighting fixtures in the amount of one fixture for every 85 square feet of ceiling area. Lamps will be furnished and installed by Landlord.

          C. Electrical Outlets. Landlord will supply duplex receptacles in the amount of one receptacle for each 150 square feet of rentable area. Such duplex receptacle will be located in the partitions at the building standard mounting height.

          D. Electrical Switches. Landlord will supply and install a single pole wall switch in the amount of one for each 250 square feet or as required by code. These switches will be installed in the building standard partitions at the building standard mounting height.

          E. Telephone Outlets. Landlord will supply and install telephone outlets. One outlet for each 200 square feet of rentable area. Such telephone outlets will be located in the building standard mounting height. Not included is any wiring of any type or outlets or conduit for separate intercom systems, call directories, or telephone outlets, home run conduits, switch-board conduits or any similar installation.

     8.   Heating, Ventilating and Air Conditioning
          -----------------------------------------

          Landlord will install a building standard system which provides a year around heating and air conditioning system including one ducted supply distribution and one return air grille for each 150 square feet of rentable area. Separate controlled zone thermostats.

     9.   Graphics
          --------

          One Tenant identification and suite number sign shall be provided by Landlord at one entry door. One building directory will be provided by Landlord, (all graphics to be standard throughout the building).

     10.  Sprinklers
          ----------

          The entire building will be sprinklered in accordance with all applicable codes.

                                    EXHIBIT D

                              Intentionally Omitted

                                    Exhibit E

                               TELECOMMUNICATIONS


"This Lease is entirely separate and distinct from and independent of any and all agreements that Tenant may at any time enter into with Shared Technologies, Inc. ("STI"), a provider of shared tenants services, which include, but are not limited to, telecommunications and office automation services ("STI Services"). Tenant acknowledges that Landlord has no obligation of any type concerning the provision of STI Services, and agrees that any cessation or interruption of STI Services or any other act or neglect by STI shall not constitute a default or construction eviction by Landlord.

Tenant agrees to hold harmless Landlord, its partners, employees, agents and assigns from any claim Tenant may have arising in any way out of the provision (or lack thereof) of telephone services or any other STI Services which Tenant has contracted to receive from STI.

In no event shall Landlord be liable to Tenant for incidental, consequential, indirect or special damages (including lost profits) which may rise in any way out of a claim concerning STI Services."

                                    EXHIBIT F
                        SCOTTSDALE EXECUTIVE OFFICE PARK

                                 FITNESS CENTER


Landlord has furnished and equipped Suite F-115 in the Building as a fitness center. With regard to said fitness center, it is acknowledged and agreed as follows:

     A. Landlord may at any time, without prior written notice, discontinue providing such fitness center facilities without liability or obligation of any kind to Tenant or to any members. Landlord also has the right from time to time to determine and change, alter or eliminate the type of equipment which will be available.

          Landlord may at any time, and from time to time issue rules and regulations concerning the use and enjoyment of the fitness center facilities (including but not limited to the days and hours during which the fitness center will be available to members), and all members agree to conform to and abide by all such rules and regulations. Violation of any such rules and regulations by any member shall entitle Landlord to cancel said membership.

     B. The fitness center facilities are being provided by Landlord, and shall be used by tenants, with the express understanding and agreement that Landlord shall not be liable to Tenant, or its employees, or guest for any personal injury suffered by any Tenant, its employees, or guest, arising out of said Tenant, employee or guest's use and enjoyment of the facilities. Each Tenant, its employees, or guest shall use the facilities at their own risk.

     C. Tenant and all users agree to indemnify and hold Landlord harmless from and against any and all claims, liabilities, damages and costs (including attorneys' fees) arising out of their (or their guest's) use and enjoyment of the fitness center facilities.

     D. Tenant agrees to indemnify and hold Landlord harmless from and against any and all claims, liabilities, damages and cost (including attorneys' fees) arising out of the use and enjoyment of the fitness center facilities by (i) any user of the fitness center who is an employee, agent, officer or servant of Tenant, and (ii) any guest of any such tenant or its employees.

     E. The comprehensive public liability insurance required to be purchased by Tenant pursuant to Article 16 of this Lease shall specifically insure the performance by Tenant of the indemnity agreement set forth in this Exhibit.

                                    EXHIBIT G

                              Intentionally Omitted

                                    EXHIBIT H

                      STANDARDS FOR UTILITIES AND SERVICES

     The following Standards for Utilities and Services are in effect. Landlord reserves the right to adopt modifications and additions hereto. As long as Tenant is not in default under any of the terms, covenants, conditions, provisions or agreements of this Lease, Landlord shall:

1. Provide non-attended automatic elevator facilities Monday through Saturday, except holidays, from 7:00 AM to 7:00 PM.

2. On Monday through Friday, except holidays, from 7:00 AM to 7:00 PM and on Saturday from 7:00 AM to 1:00 PM (and at other times for a reasonable additional charge to be fixed by Landlord), ventilate the Premises and furnish heat or air conditioning on such days and hours, when in the judgment of Landlord it may be required for the comfortable occupancy of the Premises. The air conditioning system achieves maximum cooling when the window coverings are closed. Landlord shall not be responsible for room temperatures if Tenant does not keep all window coverings in the premises closed whenever the system is in operation. Tenant agrees to cooperate fully at all times with Landlord, and to abide by all regulations and requirements which Landlord may prescribe for the proper functioning and protection of said air conditioning system. Tenant agrees not to connect any apparatus, device conduit, or pipe to the building, chilled and hot water air conditioning supply lines. Tenant further agrees that neighbor Tenant nor its servants, employees, agents, visitors, licensees or contractors shall at any time enter mechanical installations or facilities of the Building or adjust, tamper with, touch or otherwise in any manner affect said installations or facilities.

3. The Landlord shall furnish to the Premises, during the usual business hours on business days, electric current as required by the Building standard office lighting fractional horsepower office business machines in the amount of approximately three (3) watts per square foot. The Tenant agrees, should its electrical installation or electrical consumption be in excess of the aforesaid quantity or extend beyond normal business hours, to reimburse Landlord monthly for the measured or reasonably estimated consumption at the terms, classifications and rates charged to similar consumers by said public utility serving the neighborhood in which the Building is located. If a separate meter is not installed at Tenant's cost, such excess cost will be established by an estimate agreed upon by Landlord and Tenant, and if the parties fail to agree, as established by an independent licensed engineer. Tenant agrees not to use any apparatus or device in or upon, or about the Premises which may in any way increase the amount of such services usually furnished or supplied to said Premises, and Tenant further agrees not to connect any apparatus or device with wires, conduits or pipes, or other means by which such services are supplied, for the purpose of using additional or unusual amounts of such services without consent of Landlord. If such consent is granted, Landlord reserves the right to install at Tenant's expense such supplemental heating, ventilation, and air conditioning facilities as are deemed reasonable by Landlord. Should Tenant use the same to excess, the refusal on the part of Tenant to pay upon demand of Landlord the amount established by Landlord for such excess charge shall constitute a breach of the obligation to pay rent under this Lease and shall entitle Landlord to the rights therein granted for such a breach. At all times Tenant's use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installation and Tenant shall not install or use or permit the installation or use of any computer or electronic data processing equipment in the Premises without the prior written consent of Landlord.

4. Water will be available in public areas for drinking and lavatory purposes only, but if Tenant requires, uses or consumes water for any purpose in addition to ordinary drinking and -lavatory purposes - of which fact Tenant constitutes Landlord to be the sole judge - Landlord may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Landlord for the cost of the meter and the cost of the installation thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense, in default of which Landlord may cause meter and equipment to be replaced or repaired and collect the cost thereof from Tenant. Tenant agrees to pay for water consumed, as shown on said meter, as and when bills are rendered, and on default in making such payment, Landlord may pay such charges and collect the same from Tenant. Any such costs or expenses incurred, or payments made by Landlord for any reasons or purposes herein above stated shall be deemed to be additional rent payable by Tenant and collectible by Landlord as such.

5. Provide janitor service to the Premises, provided the same are used exclusively as offices, and are kept reasonably in order by Tenant, and if to be kept clean by Tenant, no one other than persons approved by Landlord shall be permitted to enter the Premises for such purposes. If the Premises are not used exclusively as offices, they shall be kept clean an din order by Tenant, at Tenant's expense, and to the satisfaction of Landlord, and by persons approved by Landlord. Tenant shall pay to Landlord the cost of removal of any of Tenant's refuse and rubbish, to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of the Premises as offices.

     Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall in no way be responsible to any Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of any Tenant by the janitor or any other employee or any other person. Janitor service shall include ordinary dusting and cleaning by the janitor assigned to such work and shall not include cleaning of carpeting or rugs, except normal vacuuming, or moving of furniture or other special services.

6. Landlord reserves the right to,stop service of the elevator, plumbing, ventilating, air conditioning and electric systems, when necessary, by reason of accident or emergency or for repairs, alterations or improvements, in the judgment of Landlord desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed, and shall further have no responsibility or liability for failure to supply elevator facilities, plumbing, ventilating, air conditioning or electric service, when prevented from so doing by strike or accident or by cause beyond the Landlord's reasonable control or by laws, rules, orders, ordinances, directions, regulations or requirements of any federal, state, county or municipal authority or failure of gas, oil or other agreements of this Lease, or to perform any act or thing for the benefit of Tenant, shall not be deemed breached if Landlord is unable to furnish or perform the same by virtue of a strike or labor trouble or any other cause whatsoever beyond Landlord's control.

                                    EXHIBIT I

                              RULES AND REGULATIONS

1.   The  sidewalks,   entrances,   passages,  courts,  elevators,   vestibules,
     stairways, corridors or halls shall not be obstructed or used by Tenant for any purpose other than ingress and egress.

2. No awnings or other projection shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises other than Landlord's standard window coverings. All electric ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent, of a quality, type, design and. bulb color approved by landlord. Neither the interior nor exterior of any windows shall be coated or otherwise sunscreened without the express written consent of the Landlord.

3. No sign, advertisement or notice shall be exhibited, painted or affixed by Tenant on any part of the Premises or the Building without prior written consent of the Landlord. In the event of the violation of the foregoing by any Tenant, Landlord may remove same without any liability, and may charge the expense incurred in such removal to the Tenant violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by the Landlord at the expense of such Tenant, and shall be of a size, color and style acceptable to the Landlord. The directory tablet will be provided exclusively for the display of the name and location of Tenants only and Landlord reserves the right to exclude any other names therefrom. Nothing may be placed on the exterior of corridor walls or corridor doors other than Landlord's standard lettering.

4. The sashes, sash doors, skylights, Windows, and doors that reflect or admit light and air into halls, passageways or other public places in the Building shall not be covered or obstructed by any Tenant, nor shall any bottles, parcels or other articles be placed on the window sills.

5. The water and wash closets and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the Tenant who, or whose servants, employees, agents, visitors or licensees shall have caused the same.

6. No Tenant shall mark, paint, drill into, or in any way deface any part of the Premises or the building. No boring, cutting or stringing of wires or laying of linoleum or other similar floor coverings shall be permitted, except with the prior written consent of the Landlord and as the Landlord may direct. No Tenant shall lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by the Landlord. The expense of repairing any damage resulting from violation of this rule or removal of any floor covering shall be borne by the Tenant by whom, or by whose contractors, employees, or invitees, the damage shall have been caused.

7. No bicycles, vehicles, birds or animals of any kind shall be brought into or kept in or about the Premises or Building, and no cooking shall be done or permitted by any Tenant on the Premises, except that in the preparation of coffee, tea, hot chocolate and similar items for Tenants and their employees or guests shall be permitted provided power shall not exceed that amount which can be provided by a 30 amp circuit. No Tenant shall cause or permit any unusual or objectionable odors to be produced or permeate the Premises.

8. The Premises shall not be used for manufacturing or storage of materials, such as urea formaldehyde foam insulation, transformers or other equipment which contain dialectic fluid containing PCB's, any other chemical, material or substance exposure to which is prohibited, limited or regulated by any government authority or which may pose a hazard to the health and safety of the occupants of the premises, the owners of the property or adjacent property owners. Tenant agrees, upon request of the Landlord, to submit to an environmental inspection of the premises during normal business hours in order to conduct necessary inspections, test or to provide access to Landlord's agents and consultants for the conducting of such tests.

9. No Tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb of interfere with occupants of this or neighboring buildings or premises or those having business with them, whether by th euse of any musical instrument, radio phonograph, unusual noise, or any other way. No Tenant shall throw anything out of doors, windows or skylight or down the passageway.

10. No Tenant nor any of Tenant's servants, employees, agents, visitors or licensees, shall at any time bring or keep upon the Premises any inflammable, combustible or explosive fluid, chemical or substance.

11. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any

     Tenant, nor shall changes be made in existing locks or the mechanism thereof. Each Tenant must, upon the termination of his tenancy, restore to the Landlord all keys or stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant and in the event of the loss of any keys so furnished, such Tenant shall pay to the Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such change.

12. All removals, or the carrying in or out of any safes, freight, furniture, or bulky matter of any description must take place during the hours which the Landlord may determine from time to time. The moving of safes or other fixtures or bulky matter of any kind must be made upon previous notice to the superintendent of the Building and under his supervision, and the persons employed by any Tenant for such work must be acceptable to the Landlord. The Landlord reserves the right to inspect all safes, freight or other bulky articles to be brought into the building and to exclude from the Building all safes, freight or other bulky articles which violate any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part. The Landlord reserves the right to prescribe the weight and position of all safes, which must be placed on upon supports approved by Landlord to distribute weight.

13. No Tenant shall purchase spring water, ice, towel, janitorial, maintenance, or employ any person or contractor not employed or approved by Landlord to perform window washing, cleaning, decorating, repair or other work in the Premises, or other like service, from any company or persons not approved by the Landlord. Upon completion of any improvements, repairs or maintenance by Tenant as permitted by Landlord or required under the Lease, Tenant shall deliver to, Landlord, if payment is made directly to Tenant's contractors, evidence of payment and waivers of all liens for labor, service or materials, and defend and hold Lessor harmless from all costs, damages, liens and expenses related thereto. If Tenant desires signal, communication, alarm or other utility or service connection installed or changed, the same shall be made at the expense of Tenant, with approval and under direction of Landlord. Landlord shall have no obligation for the labor and materials furnished to Tenant in connection with the construction of any improvements upon the lease premises and Tenant is not acting as Landlord's agent or personal representative in any respect whatsoever in connection with the ordering or contracting for the construction of such improvements.

14. Landlord shall have the right to prohibit any advertising by any Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as an office building and upon written notice from Landlord any Tenant shall refrain from or discontinue such advertising.

15. The Landlord reserves the right to exclude from the Building between the hours of 7:00 PM and 7:00 AM and at all hours on Sundays and legal holidays all persons who have not received clearance as a result of a written request from Tenant or who do not present a pass to the Building signed by the Landlord. The Landlord will furnish passes or at Landlord's option, clearances, to persons for whom any Tenant requests the same in writing. Each Tenant shall be responsible for all persons for whom he requests passes or clearances and shall be liable to the Landlord for all acts of such persons. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of an invasion, mob riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building during the continuance of the same by closing the doors or otherwise, for the safety of the Tenants and the protection of the Building and the property in the Building.

16. Any persons employed by any Tenant to do janitor work, shall, while in the Building and outside of the Premises, be subject to and under the control and direction of the superintendent of the Building (but not as an agent or servant of said superintendent or of the Landlord), and Tenant shall be responsible for all acts of such persons. No such person shall be allowed in the Building after regular Building hours.

17. All doors opening onto public corridors shall be kept closed, except when in use for ingress and egress.

18. The requirements of Tenant will be attended to only upon application to the Office of the Building. Tenant shall give prompt notice to the Office of the Building of any accidents to or defects in plumbing, electrical fixtures, heating apparatus and/or air conditioning equipment so that the same may be attended to properly.

19. Canvassing, soliciting and peddling in the Building are prohibited and each Tenant shall cooperate to prevent the same.

20. All office equipment of any electrical or mechanical nature shall be placed by Tenant in the Premises in settings approved by Landlord, to absorb or prevent any vibration, noise or annoyance. Tenant shall not waste electricity or water and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning and shall refrain from attempting to adjust any controls other than room thermostats installed for Tenant's use.

     Tenant shall keep windows and public corridor doors closed. For the purpose of the Lease of which these Rules and Regulations are a part, the normal business hours and generally recognized business days of Tenant shall be 7:00 AM to 7:00 PM, Monday through Friday, unless otherwise determined by Landlord in its sole discretion.

21. No air conditioning unit, space heater or other similar apparatus shall be installed or used by any Tenant without the written consent of Landlord. Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the consent of Landlord. The location of telephone, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

22. There shall not be used in any space, or in the public halls of the Building, either by any Tenant or others, any. hand trucks except those equipped with rubber tires and rubber side guards.

23. Landlord shall have the right, exercisable without notice or without liability to any Tenant, to change the name and address of the Building. A directory in the Main Lobby of the Building is provided exclusively for the display of the name and location of Tenant only. Landlord reserves the right to exclude any other names therefrom and also to make a reasonable charge for each name, in addition to Tenant's name, placed upon such directory at the request of Tenant.

24. No vending machine or machines of any description shall be installed, maintained or operated upon the Premises without the written consent of Landlord.

25. The scheduling of moves of Tenant's furniture and equipment into or out of the Building is subject to the reasonable discretion of Landlord. All such moves, as well as any deliveries of goods or supplies to or from the Premises shall be by way of the Building's service elevator. No passenger elevator shall be used for such purpose.

26. Tenant assumes full responsibility for its space from theft, robbery and pilferage, which includes keeping doors and other means of entry to the Premises closed, locked and secured.

27. Tenant shall not install coat hooks or other similar devices on the doors of his Premises.

28. Tenant shall provide chair pads for all desk chairs of the swivel base type that are used on carpeted areas.

29. If the cost to Landlord for cleaning the Premises shall be increased due to the installation in the Premises, at Tenant's request, of any materials or finish other than those which are building standards, Tenant shall pay the Landlord an amount equal to such increase in cost.

30.  The driveways and loading zones must be kept free of parked automobiles.

31. The Landlord reserves the right at any time to rescind any one or more of these Rules and Regulations, or to make such other and further reasonable Rules and Regulations as in the Landlord's judgment may from time to time be necessary for the safety, care and cleanliness of the Premises, and for the preservation of order herein.

32. The expense of curing any violation of these Rules and Regulations caused by a Tenant or a Tenant's servants, employees, agents, visitors or licensees shall be borne by such Tenant. Such Tenant shall also reimburse and hold Landlord harmless from any loss, expense or damage incurred by Landlord arising out of any such violation.

33. Tenant and/or its employees shall not park in any areas designated as "visitor" parking.

34. Failure by Tenant and/or its employees to adhere to any of these Rules and Regulations shall constitute a default under the Tenant's Lease.